UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

IMPERIAL RESOURCES, INC.
Exact name of registrant as specified in its charter

Nevada	000-53332	83-0512922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 E. 6th St., Suite 900, Austin, TX	78701
(Address of principal executive offices)	(Zip Code)

(512) 332-5740
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm

On or about February 26, 2013, Imperial Resources, Inc. (the "Company") formally informed Madsen & Associates CPAs, Inc.  (“Madsen”) of their dismissal as the Company’s independent registered public accounting firm.

As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of Madsen, on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and Madsen, for the two most recent fiscal years and any subsequent interim period through February 26, 2013 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested that Madsen furnish it with a letter address to the SEC stating whether or not it agrees with the above statements.

(b) New independent registered public accounting firm

On, or about February 26, 2013 the Company engaged Sadler, Gibb & Associates, L.L.C.  (“Sadler”)  as its principal accountant to audit the Company's financial statements as successor to Madsen. During the Company's two most recent fiscal years and through February 26, 2013, the Company has not consulted with Sadler regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Sadler  provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or through February 26, 2013, the Company has not consulted the entity of Sadler on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K., or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from Madsen & Associates CPA’s, Inc. dated February 27, 2013 regarding change in certified accountant.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPERIAL RESOURCES, INC.

Dated: February 28, 2013	By:	/s/ Rob Durbin
	Name:	Rob Durbin
`	Title:	Chief Executive Officer, President, and Director